1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG October 2006 A Rocky Mountain Growth Story EXHIBIT 99.2 th

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (SEC). We refer you to the
“Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31,
2005 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at
www.sec.gov.
Discretionary cash flow is computed as net loss plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

Corporate Profile
TRACK RECORD:
Double-digit annual proved reserve
and production growth, multiple exploration discoveries
DEVELOPMENT GROWTH:
Extensive, low risk, development
inventory managed with operational excellence
EXPLORATION UPSIDE:
Multiple, high-quality exploration
plays with multi -Tcfe potential
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

2002 2003 2004 2005
$24
- $5
- $4
- $5
Net Income
(millions)
$30
H1 2006
Consistent Strong Growth
Mar
2002
Dec
2002
Dec
2003
Dec
2004
292
130
58
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Production
(MMcfe/d)
2005
24
69
2004 2002 2003
89
2006 E
136
108
Discretionary Cash Flow
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
H1 2006
$123
•
Current production: between 150-160 MMcfe/d
•
Additional 20 MMcf/d capacity added Oct. 1
127
127

Financial Flexibility to Grow
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
S O N D J F M A M J J A S O N D J F M A M J J A S O N D
2006 2007 2008
Approximately
40-45% of 2007 gas
production
Approximately
  20-25% of 2008 gas
production hedged
Approximately
45-50% of Q4 gas
production
Weighted Average Floor
Strip (CIG)
Weighted Average Ceiling
Strong Hedge Position
Hedged at Rockies Prices

Financial Flexibility to Grow
Cash $  42
Debt 205
Stockholders’ Equity 689
•
Net debt-to-capitalization ratio of 19%
•
Revolving line of credit – conforming
borrowing base of $310 million
•
Currently have $185 million debt outstanding
Capitalization
as of June 30, 2006 (in millions)

Extensive Development Inventory
Denver
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Uinta Basin
W. Tavaputs
Waltman Arch
Cave Gulch, Bullfrog,
Cooper
Gas Prone Area
Oil Prone Area
Development Project
•
341 Bcfe proved reserves (YE ’05)
•
Production and reserve growth
visibility: 1+ Tcfe 3P resources
•
2,000+ locations
•
Multi - year drilling inventory
2006 Net Capex
Exploration
20%
Exploration
20%
Development
80%
Development
80%

Bill Barrett Corporation

Fort Union Outcrop
Fort Union Outcrop

Cat
Creek
Cat
Creek
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Porcupine
Porcupine
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
SCALE
1 Township
= 36 sq mi
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Powder River Basin – CBM Development
Wyoming
BBC Acreage
CH4 Acreage Acquisition
Gas Producing Area
Dewatering
Divested
acreage
Program Potential
•
900+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
122,000 net acres
(Aug 2006)
•
25 Bcfe proved reserves
@ 12/31/05
•
18 MMcfe/d net production
(Sep 2006)
•
198 wells to be drilled in 2006

Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Powder River Basin – CBM Development
Wyoming
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Price Required 10% ROR
$ 5.55
(0.42)
$ 5.13
(0.94)
(1.36)
(0.77)
$ 2.06
(0.71)
$ 1.35
48%
$ 3.15 Bcfe
0.350
80%
0.280
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
(ranges from $0.15 – 0.27)
(Big George Coal)
$, thousands

Piceance Basin - Gibson Gulch
Colorado
Scale:
640 ac
= 1 Mile
(with 10 ac
grid)
Silt
Processing 3-Component
3-D Seismic
Non-BBC gas well
BBC acreage
BBC gas well
2006 location
Key Information
•
14,000+ net undeveloped acres
•
115 Bcfe proved reserves @ 12/31/05
•
WI: 90+%
•
70 gross wells to be drilled in 2006
Program Potential
•
Gas-in-place: 80 Bcfe per 640 acres
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre downspacing
(Williams Fork)

Piceance Basin - Gibson Gulch
Colorado
Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Price Required 10% ROR
$  5.55
0.67
$  6.22
(0.37)
(0.29)
(0.33)
$ 5.23
(2.08)
$3.15
27%
$4.50
Bcfe
1.20
80%
0.96
$0.8
1.2
$2.0
$2.08
(Williams Fork)
$, millions

Uinta Basin West Tavaputs Shallow
Utah
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Compressor site
BBC Acreage
Seismic Option Acreage
Gas Well
2006 Shallow Location
Existing Pipeline
Proposed Pipeline
Questar interconnect
Prickly
Pear
Structure
Peter’s
Point
Structure
Key Information
•
70,000 gross MMcf/d facility capacity
•
32,000+ net undeveloped acres
•
75 Bcfe proved reserves @ 12/31/05
•
24 wells in 2006
•
WI: 100%
Program Potential
•
250-300 drilling locations on 40-acre
within primary “sweet-spot”
(Wasatch/Mesaverde)

Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.3
82%
1.9
$1.2
1.8
$3.0
$1.59
$ 5.55
0.17
$ 5.72
(0.31)
(0.07)
(0.28)
$ 5.06
(1.59)
$ 3.47
29%
$ 4.30
Uinta Basin West Tavaputs Shallow
Utah
(Wasatch/Mesaverde)
$, millions

Bill Barrett Corporation

6-7D Deep
0.000
0.250
0.500
0.750
1.000
1.250
1.500
1.750
2.000
2.250
2.500

N
S
3D Seismic Technology
•
Reduce geologic risk
•
Maximize EUR by determining optimum
locations
•
Illuminate subsurface structural detail
Leader in Rockies 3-D Seismic Technology
West Tavaputs Program
Price River
Castlegate
Dakota
Navajo
Mississippian
Surface
ARB dip line through #6-7D
Shallow Pays
Shallow Pays
Deep Pays
Deep Pays
North Horn
Wasatch
Entrada
North South
3-D Seismic was instrumental in identifying
our W. Tavaputs #6-7 Deep that was
awarded “Best Discovery”
(Hart’s Oil and Gas Investor 2005 Excellence Award)
Mesaverde
Ultra Deep
Potential
Ultra Deep
Potential

Uinta Basin - West Tavaputs Deep
(Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo)
Questar interconnect
Compressor
site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structure
4-12
Testing
7-12
location
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d
(gross) (10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
Hart’s Oil and Gas Investor “Best Discovery”
2005 award (east structure)
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
2 deep wells in 2006
Deep Program Potential
•
2 deep structures (east and west)
•
30+ drilling locations
•
D&C cost: $10-11 million per well
•
IPs: 11+ MMcfe/d per well
•
EUR: 5-6+ Bcfe

Exploration
8+ Tcfe
Unrisked
Upside
EXPLORATION
EXPLORATION
DEVELOPMENT
DEVELOPMENT
Discovery Delineate Optimize Harvest Concept Acreage Seismic Drill
Joint
Expl.
Converting Geologic Concept to Value
Development
Growth
1+ Tcfe
Lower Risk
Potential
Powder River Basin
Powder River Basin
Piceance
Piceance
Wind River
Wind River
W. Tavaputs
W. Tavaputs
Williston Target
Williston Target
deep
deep
shallow
shallow
*Areas not named for competitive reasons
1Q ‘07
4Q
1Q '07
X
X
X
X
Williston Red Bank Ext
Wind River Cooper Deep
Circus
Yellow Jacket
Big Horn
Hook/Woodside
Three Projects*
Multiple Projects*
testing
X 3Q Tri-State
(delineating) (delineating)
3Q - 4Q Lake Canyon Program X

Bill Barrett Corporation

139% CAGR

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Lake
Canyon
Tri-State
Red Bank Extension
Bakken
Mondak
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red Bank
Hook/
Woodside
W. Tavaputs
ultra deep
Hebron
Indian Hills
West
Grand River
Big Horn
Circus
Waltman Arch
Cooper deep
Bullfrog
Pine Ridge
Hingeline
Yellowjacket
W. Tavaputs
deep
2005/2006 discovery
Planned exploration drilling
within 12 months
Substantial Exploration Upside
•
26 exploration projects including:
•
8 projects are drilling or to be
drilled within 12 months
•
Over 8 Tcfe of unrisked
exploration upside
•
1.2 million net undeveloped acres
(October 2006)
Mar 02 Dec 02 Dec 03 Dec 04 Dec 05
1,210
959
667
160
46
Net Undeveloped Acres
(thousands)

Lake Canyon Project
1 Wasatch, 4 Green River Discoveries – Uinta Basin, Utah
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D seismic
survey
in processing
4 Green River formation
(shallow) discoveries
IPs: 98 to 296 Boe/d
18.75% WI
SCALE
1 Township
= 36 sq mi
#1 DLB
Wasatch discovery
TD 14,325’, 75% WI
245 Boe/d IP (5/06)
BBC Acreage
BBC Acreage earned deep rights
75% WI
Mesaverde penetration
Oil producer
2006 Wasatch (deep) location
2006 Green River (shallow) location
Pipeline
Fault
Key Information
•
229,581 gross, 158,659 net acres (June 2006)
•
56.25 - 75% working interest (deep),
18.75 - 25% working interest (Green River, shallow)
•
Pay zones:  Green River 4,000’-6,000’,
Wasatch 6,000 – 8,000’
•
Remaining 2006 drilling: 3+ Green River, 4 Wasatch
Program Potential
Green River Wasatch
•
D&C per well (million)       $1.0 $2.0
•
Boe/d (IPs) 100 250
•
Boe EURs 75-100,000 150-250,000
•
F&D /Mcfe $2.22 $2.22
Delineating Play

Bill Barrett Corporation

BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITO
MONTANA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Limit Thrust System

Scale in Miles
0 6
64 sq. mi. 3-D
(interpreted)
115 sq. mi. 3-D
(currently
acquiring)
Program Highlights
•
108,090 net undeveloped acres
(August 2006)
•
50% working interest
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Targeting large, four-way closures
•
2 exploratory tests in 2007
•
Multi Tcfe potential
Montana Overthrust - Circus Project
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Rocky Mountain Overthrust Projects
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped
Acres
Circus
108,090 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe

Bill Barrett Corporation

Bullfrog
Muddy
W. Tavaputs
Deep
Tri-State
biogenic gas
Lake Canyon
Wasatch &
Green River
Bullfrog
Lakota
Lake Canyon
Wasatch, Green River
W.
Tavaputs
Deep
Tri-State
biogenic gas
Cooper
Deep
Yellow Jacket
shale gas
Hook/Woodside
shale gas
Circus
MT Overthrust
Big Horn
basin centered play

Track Record of Exploration Success
Sept 2006
Q2 ‘05
Q2 ‘05
Q3 ‘05
Q3 ‘05
Q4 ‘05
Q4 ‘05
Q1 ‘06
Q1 ‘06
Q2 ‘06
Q2 ‘06
Recent Discoveries
Sept 2006
Looking Forward ...
next 12 months
New
Projects:
Delineation
Drilling:
IPO
Dec 2004

Bill Barrett Corporation

Williston Basin Interstate
Williston Basin Interstate
Thunder Ck
Fort Union
Northwest
Lost Creek
CIG
CIG
KMI
WIC
Questar
Rockies Express
Trailblazer
WIC
CIG
KMI
Questar
Southern Star
Cheyenne Plains
Kern River
Northwest
Trans Colorado
CIG
CIG

Rocky Mountain Pipeline Overview
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
MONTANA
IDAHO
COLORADO
UTAH
WYOMING
Wind
River
Wind
River
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Williston Williston
Cheyenne
Opal
Pipelines
Kern River
Northwest Pipeline
Trailblazer
Cheyenne Plains
Colorado Interstate Gas (CIG)
KMI
Trans Colorado
Southern Star
Williston Basin Interstate
Rockies Express (2008+)
Questar
Overthrust
Wyoming Interstate Company (WIC)
Fort Union
Thunder Creek
Lost Creek
Piceance Piceance
Meeker/
Greasewood

Bill Barrett Corporation

.2 Bcfd
.7 Bcfd
1.8 Bcfd
additional in
2008
3 Bcfd
1.8 Bcfd
.7 Bcfd

NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA
NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
Wind
River
Wind
River
Rockies production ~7.2
Regional demand ~1.5 - 2.3
~5.7 - 4.9
Rockies export capacity ~6.2
REX capacity 1.8
Plus misc expansion due to compression

Bill Barrett Corporation

Questar
Questar
Kern River
CIG
CIG
CIG
CIG
CIG
WIC
WIC
Thunder Ck
Fort Union
KMI
KMI
Rockies Express
Cheyenne Plains

OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
MONTANA
IDAHO
COLORADO
UTAH
WYOMING
BBC’s Committed Pipeline Capacity*
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
Wind
River
Wind
River
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Piceance Piceance
Williston Williston
Cheyenne
Opal
Meeker/
Greasewood
Committed Pipeline Capacity*
~205,000 MMBtu/d
~280,000 MMBtu/d (pro forma for future projects)
BBC’s current gross production ~225 MMcfe/d
*includes firm transportation owned by BBC plus term
sales to customers with firm transportation (varying terms)
Big
Horn
Big
Horn

Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Multi-pay “Deep” Program
Testing
Key Information
•
High impact, high volume deep wells
•
2 key discoveries within past 12 months
•
23,245 net undeveloped acres
(June 2006)
•
71 Bcfe proved reserves @ 12/31/05
(shallow & deep)
•
WI: 50-100%
Program Potential
•
25-30 deep locations
•
Additional inventory if Cooper successful
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe
WYOMING
Wind River Basin
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06): 4 MMcfe/d
Muddy/Frontier pay behind pipe
2006 Lakota
Discovery
Cooper Deep 1
TD 16,245’, 50% WI
Frontier/Muddy/Lakota

Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
UT
CO
Paradox
Basin
Key Information
•
53,000 net undeveloped acres (Sept. 2006)
•
100% working interest, subject to joint exploration
•
2 exploratory wells Q4 2006
Program Potential
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Estimated shale thickness: 100-150’
•
Targeting 1- 3 Bcfe per well

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn
Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
Little Buffalo
167 MMBbl
149 Bcf
Grass
Creek
120 MMBbl

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
Planned
3-D seismic
2006
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
2006 Mesaverde recompletion
Red
Point
Rocky Mountain Basin-Centered Gas
Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Big Horn
Basin
Project Highlights
•
Large undrilled region
•
81,186 net undeveloped acres
(Oct. 2006)
•
50-100% working interest,
subject to joint exploration
•
Potential pay zones:  Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes

Tri-State – Niobrara Discovery
Denver-Julesburg Basin
Goodland
N E
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star field
WY
CO
KS
NE
DJ
Basin
Tri-State
Project
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cherry Creek
EUR: 15 Bcfe
Niobrara
Bird City 3-D
3-D
surveys
Big Timber 3-D
Orlando 3-D
Key Information
•
430,143 gross, 204,129 net undeveloped acres (June 2006); 50% WI
•
Pay zones: Niobrara ± 2,500’ gas; Permian/Pennsylvanian  ± 5,500’ oil
•
1,502 miles 2-D seismic; 86 sq. miles 3-D seismic
Program Potential
•
$0.15 -0.3 million D&C per well (vertical/horizontal)
•
75 -150 Mcfe/d (IPs)
•
0.1 – 0.2 Bcfe EURs
Delineating Play
Prairie Star Niobrara
discovery
7 wells combined
IP 450 Mcfe/d (gross)
(Feb 2006)